UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 2, 2026

Gulf Resources, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-20936	13-3637458
(Commission File Number)	(IRS Employer Identification No.)

Level 11, Vegetable Building, Industrial Park of the East City

Shouguang City, Shandong Province 262700

The People’s Republic of China

_______________________________________________________________

(Address of principal executive offices and zip code)

+86 (536) 567-0008

_______________________________________________________________

(Registrant's telephone number including area code)

_______________________________________________________________

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0005 par value	GURE	The Nasdaq Stock Market LLC

Item 1.01 Entry into a Material Agreement.

To enhance liquidity and market value of Gulf Resources, Inc. (the “Company”), on January 26, 2026, March 5, 2026, March 19, 2026 and March 28, 2026, respectively, the Company entered into equity financing agreements (individually the “Private Placement Agreement”; collectively the “Private Placement Agreements”), with four individual investors (individually the “Private Placement Purchaser”; collectively “Private Placement Purchasers”), pursuant to which the Company agreed to issue new shares of common stock to such investors that in aggregate accounted for approximately 18% of the total shares issued and outstanding of the Company as of December 31, 2025. The purchase price per share under the Private Placement Agreement dated January 26, 2026, was set at 90% of the average closing price of the Company’s common stock for the five trading days prior to the date of such agreement, while the purchase prices under the Private Placement Agreements executed in March 2026 were set at 85% of, or 15% off, the closing price of the Company’s common stock on the trading day immediately preceding the respective agreement dates, as quoted on the Nasdaq Stock Market.

Pursuant to the agreement dated January 26, the Company agreed to sell and issue 69,000 shares of common stock to a Private Placement Purchaser for an aggregate purchase price of US$246,330.

Pursuant to the agreement dated March 5, 2026, the Company agreed to sell and issue 75,000 shares of common stock to a Private Placement Purchaser for an aggregate purchase price of US$267,750.

Pursuant to the agreement dated March 19, 2026, the Company agreed to sell and issue 70,000 shares of common stock to a Private Placement Purchaser for an aggregate purchase price of US$275,800.

Pursuant to the agreement dated March 28, 2026, the Company agreed to sell and issue 60,000 shares of common stock to a Private Placement Purchaser for an aggregate purchase price of US$246,000.

The Foregoing descriptions of the Private Placement Agreements are not complete and are qualified in their entireties by reference to the full text translation of the Private Placement Agreements, copies of which are filed herewith as Exhibit 10.1 and Exhibit 10.2respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in Item 1.01 related to the four Private Placements and the issuance of the Private Placement shares pf common stock is hereby incorporated by reference into this Item 3.02. The Private Placement shares of common stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are instead being offered pursuant to the exemption from registration provided in Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description
10.1	Form of Private Placement Agreement, dated January [*], 2026, by and between the Company and the Private Placement Purchaser
10.2	Form of Private Placement Agreement, dated March [*], 2026, by and between the Company and the Private Placement Purchaser

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF RESOURCES, INC.

By:	/s/ Min Li
Name:	Min Li
Title:	Chief Financial Officer

April 2, 2026